                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                     TWO CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed proxy statement provides details on important issues affecting your Funds. The Board of Trustees/Directors recommends that you vote for all proposals.

You have the option of voting your proxies over the Internet or by telephone -- it's easy and confidential!

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

    - Read the proxy statement and have your proxy card available.

    - Go to www._________.com.

    - Click on the proxy link and follow the instructions provided.

Vote by telephone:

    - Read the proxy statement and have your proxy card available.

    - When you are ready to vote, call toll free _______________.

    - Enter the voter control number located on the upper left corner of your proxy card.

    - Follow the instructions provided to cast your vote. A representative will be available to answer questions.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK. If you have any questions or concerns, please call 888-832-5694.

Dear Shareholder:

The Funds listed in the Notice of Special Meeting of Shareholders will hold a special meeting on September 26, 2001, at 2:00 p.m., to vote on the proposals listed in the proxy statement.

Liberty Financial Companies, Inc. (Liberty Financial), the parent company of the investment advisor, has entered into an agreement to sell its asset management business, including the Funds' investment advisor, to Fleet National Bank (Fleet), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will cause the Funds' current advisory agreements to terminate. In order for the management of each Fund to continue uninterrupted after the sale, we are asking you to approve new advisory agreements, including portfolio management agreements, for the Funds. The proposed new advisory agreements are substantially identical to the Funds' current advisory agreements, except as described in the attached proxy statement. No changes in advisory fee rates or services are being proposed.

YOUR VOTE IS VERY IMPORTANT. THE BOARDS OF TRUSTEES AND DIRECTORS OF THE FUNDS LISTED IN THE NOTICE OF SPECIAL MEETING HAVE APPROVED THE NEW ADVISORY AGREEMENTS AND RECOMMEND THAT YOU VOTE IN FAVOR OF THE AGREEMENTS. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. THIS WILL ENSURE THAT YOUR VOTE IS COUNTED, EVEN IF YOU CANNOT ATTEND THE MEETING IN PERSON.

If you prefer, you may vote by phone or Internet. Please see the enclosed insert for detailed instructions on how to vote by phone or Internet. It is important that you vote promptly. If you have any questions about voting, please call 1-888-832-5694.

Sincerely,

William R. Parmentier, Jr., President
August 6, 2001

                                 IMPORTANT NEWS
                             FOR FUND SHAREHOLDERS

 WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT,
              HERE'S A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON.

                             QUESTIONS AND ANSWERS

Q.  What am I being asked to vote "For" in this proxy?

A.  You are being asked to vote for proposals to:

    1. Approve a new investment advisory agreement for your Fund with your Fund's current investment advisor, on substantially identical terms as the current investment advisory agreement. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

    2. Approve a new portfolio management agreement for your Fund with your Fund's current portfolio managers, on substantially identical terms as the current portfolio management agreement. NO CHANGE IN PORTFOLIO MANAGEMENT FEE RATES OR SERVICES IS BEING PROPOSED.

Q.  Why am I being asked to vote on new agreements?

A. Liberty Financial Companies, Inc. (Liberty Financial), the parent company of the investment advisor to the Funds listed in the Notice of Special Meeting of Shareholders, has entered into an agreement to sell its asset management business, including the Funds' investment advisor, to Fleet National Bank (Fleet), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will result in the termination of the current investment advisory agreements and portfolio management agreements. The sale will not be completed unless a number of conditions are met. One of the conditions of the sale is that shareholders of a percentage of the Funds and other accounts managed by Liberty Financial affiliates must approve the proposed new agreements. Your Fund's Board of Trustees or Directors has approved, and recommends that you approve, agreements applicable to your Fund.

Q. What prompted the sale of Liberty Financial's asset management business to Fleet?

A. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Liberty Financial ultimately determined to sell its asset management business to Fleet.

Q. How will the sale of Liberty Financial's asset management business potentially benefit me?

A. The Funds' Board of Trustees or Directors believes that there may be benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel, greater access to resources for investment professionals of the advisors, enhanced technology and customer service, and the expected availability of additional investment options for shareholders of the Funds.

Q.  How do the proposed new agreements differ from the current agreements?

A. The proposed agreements are substantially identical to the current agreements. They differ only in their beginning dates and terms and certain other minor provisions. A comparison of the proposed new agreements is included in the proxy statement under the heading "New Advisory and Portfolio Management Agreements."

Q.  Will this change the advisory fees for my fund?

A.  No. Advisory fees will remain the same.

Q.  Will there be any advisor changes?

A. No. The advisors that currently manage the Funds are expected to continue to manage the Funds after the sale of Liberty Financial's asset management business, using the same investment strategies and objectives currently in place.

Q. How does the Funds' Board of Trustees or Directors recommend that I vote on these proposals?

A. The Board of Trustees or Directors recommend that you vote "FOR" each of the proposals. The Boards believe that each of these proposals is in the best interests of your Fund and its shareholders.

Q.  How can I vote my proxy?

A.  For your convenience, there are several ways you can vote:

    - By Mail: vote, sign and return the enclosed proxy card

    - By Telephone

    - By Internet

    - In person: September 26, 2001, at 2:00 p.m. at One Financial Center, Boston, Massachusetts

   Please see the enclosed proxy insert for specific instructions on how to vote by telephone or the Internet.

    IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                          LIBERTY ALL-STAR EQUITY FUND
                              (THE "EQUITY FUND")
                       LIBERTY ALL-STAR GROWTH FUND, INC.
               (THE "GROWTH FUND" AND COLLECTIVELY, THE "FUNDS")
                             FEDERAL RESERVE PLAZA
                600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS 02210
                                 (617) 722-6036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 26, 2001

A Special Meeting of the shareholders of each Fund will be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts for these purposes:

1. To approve a new Investment Advisory Agreement with Liberty Asset Management Company for each Fund;

2. To approve new Portfolio Management Agreements for each Fund with the portfolio managers listed below:

    Equity Fund

    2a.  Mastrapasqua & Associates

    2b.  Oppenheimer Capital

    2c.  Boston Partners Asset Management, L.P.

    2d.  Westwood Management Corp.

    2e.  TCW Investment Management Company

    Growth Fund

    2f.  TCW Investment Management Company

    2g.  William Blair & Company, LLC

    2h.  M.A. Weatherbie & Co., Inc.

3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of       By order of the Board of
Directors of the Growth Fund,  Trustees of the Equity Fund,

William J. Ballou Secretary    William J. Ballou Secretary
of Growth Fund                 of Equity Fund

August 6, 2001

   PLEASE RESPOND PROMPTLY. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON.

                                PROXY STATEMENT

                          LIBERTY ALL-STAR EQUITY FUND
                              (THE "EQUITY FUND")
                       LIBERTY ALL-STAR GROWTH FUND, INC.
               (THE "GROWTH FUND" AND COLLECTIVELY, THE "FUNDS")
                             FEDERAL RESERVE PLAZA
                              600 ATLANTIC AVENUE
                                BOSTON, MA 02210

The Board of Trustees of Equity Fund and the Board of Directors of Growth Fund (the "Boards") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about August 6, 2001.

The only items of business that the Boards expect will come before the Meeting are:

    (1) approval of a new Investment Advisory Agreement for each Fund (each, a "New Advisory Agreement") with Liberty Asset Management Company (the "Fund Manager" or "LAMCO"), and

    (2) approval of a new Portfolio Management Agreement for each Fund (each, a "New Portfolio Management Agreement") with their respective portfolio managers (each, a "Portfolio Manager").

SUMMARY OF PROPOSALS AND FUNDS AFFECTED*

                            1. PROPOSAL TO     2. PROPOSAL TO
                            APPROVE A NEW       APPROVE NEW
                              INVESTMENT         PORTFOLIO
                               ADVISORY          MANAGEMENT
       NAME OF FUND           AGREEMENT          AGREEMENTS
       ------------         --------------  --------------------
Liberty All-Star Equity
  Fund                            X                  X
                                            (2a, 2b, 2c, 2d, 2e)
Liberty All-Star Growth
  Fund, Inc.                      X                  X
                                                (2f, 2g, 2h)

* An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal.

                               PROPOSALS 1 AND 2

NEW ADVISORY AND NEW PORTFOLIO MANAGEMENT AGREEMENTS

As explained below, the proposed New Advisory Agreement for each Fund and the proposed New Portfolio Management Agreements for each Fund (the New Advisory Agreements and the New Portfolio Management Agreements, as applicable for a Fund, are referred to collectively as the "New Agreements") are substantially identical (except for their terms and dates and certain other non-material changes) to the Investment Advisory Agreement and Portfolio Management Agreements currently in effect for that Fund (the "Current Advisory Agreement" and "Current Portfolio Management Agreements," respectively, and collectively, the "Current Agreements").

The reason the Boards are proposing a New Advisory Agreement for each Fund and a New Portfolio Management Agreements for each Fund is that the Current Advisory Agreement, and the Current Portfolio Management Agreements for each Fund will terminate when the Fund Manager's parent company, Liberty Financial Companies, Inc. ("LFC"), sells the Advisor and its other subsidiaries that operate its asset management business (the "Asset Management Segment") to Fleet National Bank, a national banking association ("Fleet"). As a result of this acquisition, the Advisor and its other subsidiaries will become direct or indirect, wholly-owned subsidiaries of Fleet. The Investment Company Act of 1940, as amended, (the "Investment Company Act"), provides generally that the advisory agreement of an investment company, as well as any portfolio management agreement, such as any of the Current Portfolio Management Agreements must provide for automatic termination if assigned, such as when the investment advisor or its parent company undergoes a significant change of ownership.

In addition, LFC has agreed to sell, in a separate transaction, all of the issued and outstanding capital stock of the subsidiaries constituting the annuity segment of LFC's business to Sun Life Assurance Company of Canada, a Canadian corporation (the "Annuity Sale"). The sale of the Asset Management Segment to Fleet and the Annuity Sale are not conditioned on each other. LFC has entered into a Merger Agreement with Liberty Mutual Insurance Company (the majority stockholder of LFC), which provides that, following the acquisition of the Asset Management Segment by Fleet and the Annuity Sale, LFC will merge with and into LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual Insurance Company, with LFC being the surviving corporation (the "Merger"). In connection with the Merger, holders of LFC common stock, other than LFC, Liberty Mutual and their respective direct and indirect subsidiaries and other than those holders of LFC common stock who validly perfect their appraisal rights under Massachusetts law, will be entitled to receive an amount of cash equal to $33.44, subject to adjustment, per share of common stock. Once such Merger consideration is paid, such shares will be cancelled.

The Boards have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreement and New Portfolio Management Agreements, as applicable for each Fund, so that the Fund Manager and Portfolio Managers can continue, following the acquisition of the Asset Management Segment by Fleet, to manage each Fund on the same terms as are now in effect. The Boards also have approved an interim advisory agreement and a portfolio management agreement for each Fund pursuant to Rule 15a-4 under the Investment Company Act, which will be entered into immediately following the closing of the acquisition of the Asset Management Segment by Fleet only if the Fund does not receive the requisite shareholder vote for the New Agreements at the Meeting. See the section "Basis for the Boards' Recommendations" below for further information on these interim agreements.

The acquisition of the Asset Management Segment by Fleet will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). Those conditions include, among others, the receipt of certain government approvals, approval or consent from investment advisory clients of the Fund Manager, any affiliated Portfolio Manager, as applicable, and other LFC affiliates (including mutual fund clients) which represent a specified percentage of LFC's total assets under management as of March 31, 2001, the avoidance of a certain level of net redemptions from portfolios managed by the Fund Manager and certain of its affiliates that make up the Asset Management Segment and approval of the acquisition by the requisite vote of the shareholders of LFC. LFC currently expects that the acquisition will occur during the latter part of 2001, but the acquisition could be delayed. If the acquisition does not occur, the New Agreements would not be needed because the automatic termination of the Current Agreements would not occur.

Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement and the Fund Manager cannot enter into a New Portfolio Management Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement and each New Portfolio Management Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreement for each Fund and the New Portfolio Management Agreements for each Fund. NO CHANGE IN ADVISORY OR PORTFOLIO MANAGEMENT FEE RATES OR SERVICES IS BEING PROPOSED.

Shareholders of each Fund will vote separately on the New Advisory Agreement for that Fund and the New Portfolio Management Agreements for that Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

THE BOARD OF EACH FUND RECOMMENDS THAT THE SHAREHOLDERS OF SUCH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT AND THE NEW PORTFOLIO MANAGEMENT AGREEMENTS FOR THEIR FUND.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

The New Advisory Agreement for each Fund is substantially identical to the Current Advisory Agreement for that Fund, except that the date of each New Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Advisory Agreement and the initial term of each New Advisory Agreement expires on July 31, 2003. Appendix A1 to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements for each Fund. Appendix B1 to this Proxy Statement contains the forms of the New Advisory Agreements applicable to each Fund. Each Current Advisory Agreement and each New Advisory Agreement matches the form in Appendix B1 for the applicable Fund, except for the dates of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A1 and B1.

Each New Advisory Agreement essentially provides that the Fund Manager, under the Boards' supervision, will: (1) appoint one or more portfolio managers to have full discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Funds assets assigned to that portfolio manager, and (2) provide officers, office space and certain administrative services to the Fund.

The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by each Fund's respective Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of each Fund's respective Board who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund or the Fund Manager (those Trustees or Directors who are not "interested persons" of the Fund or the Fund Manager are referred to below as the "Independent Board Members").

The New Advisory Agreement for each Fund may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Fund Manager, or by the Fund Manager upon sixty days' written notice to the Fund, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment advisor (including a portfolio manager) or its parent company occurs (such as the acquisition of the Asset Management Segment by Fleet).

The New Advisory Agreement for each Fund provides that the Fund Manager will not be liable to the Fund or its shareholders, except for liability arising from the Fund Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

The Fund Manager currently provides administrative services to each Fund under a separate administration agreement. This agreement and the agreements discussed in the following paragraphs are not subject to the "assignment" provisions of the Investment Company Act and are not impacted by LFC's sale of the Asset Management Segment to Fleet. The aggregate administrative services fees paid by each Fund to the Fund Manager for the most recently completed fiscal year is set forth in Appendix E. Under the existing administrative agreement, the Fund

Manager may make use of its affiliated companies in connection with the administrative services to be provided to a Fund under the contract.

Pursuant to an accounting and bookkeeping agreement, the Fund Manager is responsible for providing certain services to the Funds. The aggregate accounting and bookkeeping fees paid by each Fund to the Fund Manager for the most recently completed fiscal year is set forth in Appendix E.

DESCRIPTION OF THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

The New Portfolio Management Agreements for each Fund are substantially identical (but for a few non-material changes) to the Current Portfolio Management Agreements for those Funds except that the date of each New Portfolio Management Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Portfolio Management Agreement and the initial term of each New Portfolio Management Agreement expires on July 31, 2003. Appendix A2 to this proxy statement sets forth information about the Current Portfolio Management Agreements, including the dates of the Current Portfolio Management Agreements and the advisory fee rates under both the New Portfolio Management Agreements and the Current Portfolio Management Agreements. Appendix B2 to this proxy statement contains the form of the New Portfolio Management Agreement. Each Current Portfolio Management Agreement and each New Portfolio Management Agreement matches the form in Appendix B2, except for the changes noted above and items specific to a Fund, such as the Fund's name and fee rate. The next several paragraphs briefly summarize some important provisions of the New Portfolio Management Agreements, but for a complete understanding of the Agreements, you should read Appendices A2 and B2.

The New Portfolio Management Agreements essentially provide that the Portfolio Manager, under the Boards' and the Fund Manager's supervision and subject to the respective Fund's registration statement, will (1) decide what securities to buy and sell for the Fund's (or a portion of the Fund's) portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund's portfolio managed by the Portfolio Manager) and (3) report results to the Boards of the Funds.

The New Portfolio Management Agreements provide that they will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment and ending on July 31, 2003. After that, they will continue in effect from year to year as long as the continuation is approved at least annually (i) by each Fund's respective Board, (ii) by vote of a majority of the outstanding voting securities of the relevant Fund, or (iii) by vote of a majority of the Independent Board Members.

The New Portfolio Management Agreements may be terminated without penalty (i) by vote of each Fund's respective Board or by vote of a majority of the outstanding voting securities of the relevant Fund, on thirty days' written notice to the Portfolio Manager, (ii) by the Fund Manager upon thirty days' written notice to the Portfolio Manager, or (iii) by the Portfolio Manager upon ninety days' written notice to the Fund Manager and the Fund, and the New Portfolio Manager Agreements terminate automatically in the event of their "assignment," as described above, or upon termination of the New Advisory Agreement.

The New Portfolio Management Agreements provide that the Portfolio Manager will not be liable to the Fund Manager, the relevant Fund or its shareholders, except for liability arising from the Portfolio Manager's willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to the Portfolio Manager in its actions under the New Portfolio Management Agreements or breach of its duty or obligations under the New Portfolio Management Agreements.

BASIS FOR THE BOARDS' RECOMMENDATIONS

The Boards initially met on June 11, 2001 to discuss the proposed acquisition of the Asset Management Segment by Fleet. At that meeting, representatives of LFC made a presentation regarding the terms of the proposed acquisition and representatives of Fleet made a presentation regarding Fleet's structure and asset management business and their plans as they existed at that time for the Asset Management Segment. At a meeting held on June 20, 2001, LFC and Fleet provided the Boards with additional information that they had requested, and the Boards also completed their annual review of the contracts for each Fund.

The Boards determined at the June 20, 2001 meeting to recommend that each Fund's shareholders vote to approve the New Advisory Agreement and the New Portfolio Management Agreements for their Fund.

In coming to that determination, the Boards gave particular consideration to matters relating to the possible effects on the Fund Manager and the Funds of the acquisition of the Asset Management Segment by Fleet. Among other things, the Boards considered:

- the stated intention of Fleet not to make immediate changes to the investment management services provided by the Fund Manager and to collaborate with the Fund Manager, in consultation with the Boards of the Funds, to develop and implement a strategy for integrating the investment management businesses of the Fund Manager with Fleet's investment management business;

- certain actions taken by LFC and the Fund Manager to help retain and incent their key personnel;

- the general reputation and the financial resources of Fleet and its parent organization;

- the potential benefits of scale from combining the asset management business of Fleet and LFC, including the ability to attract and retain key personnel and enhanced technology and customer service;

- the expected additional investment options available to shareholders of the Funds;

- the impact of the acquisition of the Asset Management Segment on the different types of investors in the Funds; and

- the stated intention of Fleet of providing investment professionals of the Fund Manager with access to greater resources as a result of the acquisition.

In addition, the Boards considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Boards considered information about, among other things:

- the Fund Manager and Portfolio Managers and their respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

- the terms of the New Advisory Agreements and the New Portfolio Management Agreements;

- the scope and quality of the services that the Fund Manager has and Portfolio Managers have been providing to the Funds;

- the investment performance of each Fund and of similar funds managed by other advisors;

- the advisory fee rates payable to the Fund Manager by the Funds, and by the Fund Manager to Portfolio Managers, and by other funds and client accounts managed by the Fund Manager and Portfolio Managers, and payable by similar funds managed by other advisors (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Fund Manager and, where applicable, one or more Portfolio Managers that have investment objectives similar to the particular Fund);

- the total expense ratios of the Funds and of similar funds managed by other advisors; and

- compensation payable by the Funds to affiliates of the Fund Manager and Portfolio Managers for other services (see Appendix E to this Proxy Statement for more information about that compensation).

In addition, the Boards considered that the agreement relating to the acquisition by Fleet provides that Fleet will (subject to certain qualifications) use all reasonable efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment advisor or its affiliates may receive benefits or compensation in connection with a change of control of the investment advisor (such as Fleet's acquisition of the Asset Management Segment) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the advisor must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the advisor. (No changes in the current composition of the Boards are required to satisfy that condition, except that Mr. Palombo is expected to resign his position on the Boards prior to the closing of the acquisition, because he is an "interested person" of the Fund Manager.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment advisor or any "interested person" of the advisor receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

After carefully considering the information described above, the Boards, including the Independent Board Members, unanimously voted to approve the New Advisory Agreement for each Fund and the New Portfolio Management Agreements for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement and the New Portfolio Management Agreements for their Fund.

In the event that the shareholders do not approve the New Advisory Agreements and New Portfolio Management Agreements at the Meeting, the Fund Manager and Portfolio Managers will enter into interim advisory agreements and portfolio management agreements pursuant to Rule 15a-4 under the Investment Company Act, which will take effect immediately following the acquisition of the Asset Management Segment by Fleet (at which time the Current Advisory Agreements and Current Portfolio Management Agreements will terminate due to an assignment). These interim advisory agreements and portfolio management agreements will be in substantially the forms set forth in Appendices B1 and B2 but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that a Fund's Board or a majority of the fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the Fund Manager and Portfolio Managers thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Advisory Agreements and New Portfolio Management Agreements is obtained, after which the amount in the escrow account (together with any interest) will be paid to the Fund Manager and Portfolio Managers). If a Fund has not received the requisite shareholder approval for a New Advisory Agreement or the New Portfolio Management Agreements within 150 days after the closing of the acquisition, the Boards will consider other appropriate arrangements subject to approval in accordance with the Investment Company Act.

  INFORMATION ABOUT THE FUND MANAGER, THE PORTFOLIO MANAGERS AND THE FLEET/LFC
                                  TRANSACTION

LIBERTY ASSET MANAGEMENT COMPANY

Liberty Asset Management Company ("LAMCO"), a Delaware corporation, located at 600 Atlantic Avenue, Boston, Massachusetts 02210, is the Funds' manager. LAMCO is an indirect wholly-owned subsidiary of LFC, the address of which is also 600 Atlantic Avenue, Boston, Massachusetts 02210. As of May 31, 2001, LAMCO managed $[1,463] million in assets.

The directors of LAMCO are Lindsay Cook, J. Andrew Hilbert and William R. Parmentier, Jr. The business address of Messrs. Cook, Hilbert and Parmentier is 600 Atlantic Avenue, Boston, Massachusetts 02210. William R. Parmentier, Jr. is President, Chief Executive Officer and Chief Investment Officer of LAMCO and President of the Funds.

In addition, the following individuals who are officers of the Funds are also officers of LAMCO: Christopher S. Carabell and Mark T. Haley.

LFC is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). As of June 30, 2001, LFC Management Corporation owned 70.46% of the common stock of LFC and the balance is held by the public and listed on the New York Stock Exchange. LFC is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than LFC are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of LFC Management Corporation, Liberty Corporate Holdings, Inc., and LFC Holdings, Inc., Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Pursuant to its Current Advisory Agreement with each Fund, LAMCO implements and operates a multi-manager methodology and has overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, subject to the respective Fund's investment objectives and policies and any directions of the Boards. LAMCO recommends to the Boards multiple independent investment management firms for appointment as Portfolio Managers for each Fund, each of which employs a different investment style, and from time to time rebalances each Fund's portfolio among its Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among the investment styles practiced by them throughout all market cycles. LAMCO continuously analyzes and evaluates the investment performance and portfolios of each Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

Information about the Equity Fund's current Portfolio Managers is set forth below.

Mastrapasqua & Associates, Inc. Mastrapasqua & Associates ("Mastrapasqua"), an investment advisor since 1993 and an independently owned firm, is located at 814 Church Street, Suite 600, Nashville, Tennessee 37203. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be control persons of Mastrapasqua by virtue of their aggregate ownership of more than 25% of the outstanding voting stock of Mastrapasqua. As of May 31, 2001, Mastrapasqua managed $2.3 billion in assets.

Oppenheimer Capital. Oppenheimer Capital ("Oppenheimer"), an investment advisor since 1969, is located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect subsidiary of Allianz A.G. Oppenheimer's principal executive officer is Kenneth M. Poovey. As of May 31, 2001, Oppenheimer managed over $[35.7] billion in assets.

Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, Boston, Massachusetts 02109. The Sole General Partner of Boston Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond J. Heathwood is the

President of Boston Partners, Inc. As of May 31, 2001, Boston Partners managed over $10.9 billion in assets.

Westwood Management Corp. Westwood Management Corp. ("Westwood"), an investment advisor since 1983, is located at 300 Crescent Court, Dallas, Texas 75201 and is a wholly owned subsidiary of Southwest Securities Group, Inc. Westwood's principal executive officer is Susan M. Byrne and its directors are Ms. Byrne, Brian Casey, Don A. Buchhotz, David Glatstein, and Patricia R. Fraze. As of May 31, 2001, Westwood managed over $3.7 billion in assets.

TCW Investment Management Company. TCW Investment Management Company ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"), is located at 865 South Figueroa Street, Los Angeles, California 90017. Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A. ("SGAM") owns 51% of the TCW Group. SGAM is a wholly-owned subsidiary of Societe Generale, S.A. ("Societe Generale "). SGAM is located at 29 Boulevard Haussman, 75009, Paris, France. Societe Generale is located at 92708 place de la Corpole, 92078 Paris, France. The employees and directors of the TCW Group own approximately 47% and 2% of the company, respectively. Under the terms of an agreement between the TCW Group and SGAM, SGAM will acquire approximately 70% of the TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of May 31, 2001, TCW and its affiliates had over $75 billion in assets under management or committed to management.

Information about the Growth Fund's current Portfolio Managers is set forth below.

William Blair & Company, L.L.C. William Blair & Company L.L.C. ("Blair"), a registered investment advisor, is located at 222 West Adams Street, Chicago, Illinois 60606. Blair is also an investment banker and broker-dealer firm registered under the Securities Exchange Act of 1934. Blair was founded over 50 years ago by William McCormick Blair and currently has more than [70] principals and [ ] employees at offices in Chicago, San Francisco, London, Liechtenstein and Zurich. The main office in Chicago houses all investment banking, research and investment management services. As of May 31, 2001, Blair had over $[12] billion in assets under management.

TCW Investment Management Company. See description above.

M.A. Weatherbie & Co., Inc. M.A. Weatherbie & Co., Inc. ("Weatherbie"), a registered investment advisor, located at 265 Franklin Street, Boston, Massachusetts 02110, was founded in 1995 by Matthew A. Weatherbie. Mr. Weatherbie is the principal executive officer and serves as President of Weatherbie. As of May 31, 2001, Weatherbie managed over $[425] million in assets.

DESCRIPTION OF THE TRANSACTION

On June 4, 2001, LFC announced that it had entered into a Stock Purchase Agreement with Fleet (the "Purchase Agreement"). Under the Purchase Agreement, Fleet would acquire the Asset Management Segment for a purchase price of $900 million, plus the assumption of $110 million in debt. This price is subject to increase or reduction for:

- an increase or a decrease, as the case may be, in the revenue run rate of the Asset Management Segment (a formula amount that is based on a multiple of portfolio assets, excluding the effects of market action) in excess of a 10% threshold between December 31, 2000 and the closing. The maximum purchase price adjustment under this provision would be $180 million;

- an increase or decrease, as the case may be, of the tangible net worth of the Asset Management Segment between March 31, 2001 and the closing;

- a decline in the market values of the assets under management of the Asset Management Segment in excess of 20% between March 31, 2001 and the closing (excluding the effects of sales and redemptions); and

-  the settlement of certain inter-company accounts.

The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Fund Manager, any affiliated sub-advisors and other LFC affiliates that constitute the Asset Management Segment (including fund clients) whose accounts represent 80% of the Asset Management Segment's assets under management as of March 31, 2001. Because of these conditions, approval or disapproval by a Fund's shareholders of a New Advisory Agreement and New Portfolio Management Agreements for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain officers of the Funds (including one officer who is also a Board Member of the Funds) will receive certain payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements and Current Portfolio Management Agreements for each Fund. If for some reason the transaction does not occur, the automatic termination of the Current Advisory Agreement and Current Portfolio Management Agreements for each Fund will not occur, and the New Advisory Agreement and New Portfolio Management Agreements for each Fund will not be entered into, even if they have been approved by the Funds' shareholders. Simultaneously with the signing of the Purchase Agreement, at Fleet's request, Liberty Mutual and LFC entered into a license agreement with Fleet which provides that upon the closing of the acquisition of the Asset Management Segment, Fleet shall be granted a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the Asset Management Segment's business. The license agreement also contains other covenants and provisions more fully set forth in the Fleet license agreement. Neither Liberty Mutual nor LFC will receive compensation or other consideration under the Fleet license agreement.

As a result of the acquisition, the Fund Manager and certain of its affiliates that constitute the Asset Management Segment would become wholly-owned, direct or indirect subsidiaries of Fleet. Fleet is a wholly-owned subsidiary of FleetBoston Financial Corporation, a Boston, Massachusetts-based financial holding company. Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include:

- Consumer and Investment Services - includes domestic retail banking to consumer and small business customers, community banking, student loan processing, credit card services, and investment services, including mutual funds and investments, retirement planning, large institutional asset management and brokerage;

- Corporate and Global Banking - includes commercial finance, including asset-based lending and leasing; international banking in key Latin American markets; corporate banking, including specialized industry and institutional lending; and middle market lending, including commercial lending, government banking services, trade services and cash management; and

- Capital Markets - includes investment banking services, brokerage, market-making and principal investing.

Certain Interests of Fund Board Members and Officers.

Substantially all full-time employees of LFC and its subsidiaries (including officers of the Trusts and one officer of the Trusts who is also a Trustee of the Trusts) participate in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan or the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (the "Retention Plans"). The Retention Plans provide for cash retention bonuses and the full vesting upon a change of control of all outstanding options to purchase shares of stock of LFC ("LFC Options") and shares of restricted stock of LFC ("Restricted Stock") for which the target price in the applicable restricted stock agreement is less than the value of LFC common stock on the date of the change of control, even though some of these LFC Options and Restricted Stock would not otherwise have vested or become fully exercisable prior to the change of control. The Retention Plans also provide for enhanced severance benefits to substantially all employees upon a change of control and additional payments to cover excise tax obligations. With respect to employees of the subsidiaries that constitute the Asset Management Segment, a change of control will be deemed to occur under the Retention Plans upon the completion of the Fleet transaction.

Certain Brokerage Matters

In their consideration of the New Advisory Agreement and New Portfolio Management Agreements for their respective Fund, the Boards took account of the Fund Manager's and the Portfolio Managers' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Fund Manager and Portfolio Managers. The Fund Manager has informed the

Boards that it does not expect to change these practices as a result of Fleet's acquisition of the Asset Management Segment. A summary of these brokerage and soft-dollar practices is set forth in Appendix D.

The Fund Manager or Portfolio Managers may cause portfolio transactions for the Funds to be executed by AlphaTrade Inc. ("Alpha Trade"), a brokerage firm that is affiliated with the Fund Manager because it is owned by Colonial Management Associates, Inc., which, like LAMCO, is a wholly-owned subsidiary of LFC and which is part of the Asset Management Segment. The Funds pay brokerage commissions to Alpha Trade for executing these portfolio transactions. Appendix E contains information about these commission payments.

                               OTHER INFORMATION

Funds' Administrator. LAMCO also is responsible for the provision of administrative services to each Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Funds who are officers or employees of LAMCO or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of LAMCO's administrative responsibilities to the Funds have been delegated to its affiliate, Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111.

FUND ANNUAL AND SEMI-ANNUAL REPORTS. THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORTS AND ANY SUBSEQUENT QUARTERLY AND SEMI-ANNUAL REPORTS TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO LIBERTY ASSET MANAGEMENT COMPANY, 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS 02210 OR BY CALLING (800) 542-3863.

Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix F to this Proxy Statement lists for each Fund the total number of shares outstanding July 16 entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund and contains information about the shareholdings in the Funds by the Board members and the executive officers of the Funds.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Fund Manager or of LFC and its affiliated companies. In addition, Georgeson Shareholder Communications Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of
$[    ].

Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by LFC or Fleet. None of these costs will be borne by the Funds or their shareholders.

Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Advisory Agreement and the New Portfolio Management Agreements for each Fund. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the Internet, or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. Please see the enclosed proxy insert for information on how to vote by Internet or telephone. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Funds, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Please see the enclosed proxy insert for specific instructions on how to vote by telephone or the Internet.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). The holders of a majority of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote. For each Fund, the vote required to approve the New Advisory Agreement and New Portfolio Management Agreements, is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Boards will consider what other actions to take in the best interests of the Funds.

Adjournments; Other Business. If a Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement and New Portfolio Management Agreements, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement and New Portfolio Management Agreements. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement and New Portfolio Management Agreements. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement and New Portfolio Management Agreements.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements and New Portfolio Management Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. Shareholder proposals to be presented at the 2002 Annual Meeting of Shareholders of the Funds must be received by the Funds on or before October 26, 2001. You may submit shareholder proposals to the Secretary of each Fund, One Financial Center, Boston, Massachusetts 02111.

                                  APPENDIX A1

                              ADVISORY AGREEMENTS

-------------------------------------------------------------------------------------------
               ADVISORY                                                DATE OF LAST
               FEE RATE                          DESCRIPTION OF BOARD  SUBMISSION OF
               SCHEDULE                          ACTION REGARDING      CURRENT ADVISORY
               (AS A % OF                        CURRENT ADVISORY      AGREEMENT FOR
               AVERAGE                           AGREEMENT SINCE       SHAREHOLDER APPROVAL
               WEEKLY NET    DATE OF CURRENT     BEGINNING OF FUND'S   AND REASON FOR
NAME OF FUND   ASSETS)       ADVISORY AGREEMENT  LAST FISCAL YEAR      SUBMISSION
-------------------------------------------------------------------------------------------
 Liberty All-  0.80% of the  May 15, 1987        On May 9, 2001, the   May 15, 1987
 Star Equity   first $400    (Amended August 1,  Trustees approved     (initial approval)
 Fund          million;      1997)               the current advisory
               0.72% of                          agreement
               assets over
               $400
               million;
               0.648% of
               assets over
               $800
               million;
               0.584% of
               assets over
               $1.2 billion

-------------------------------------------------------------------------------------------
 Liberty All-  0.80% of the  August 1, 1998      On May 9, 2001, the   April 22, 1998
 Star Growth   first $300                        Directors approved    (initial approval)
 Fund, Inc.    million;                          the current advisory
               0.72% of                          agreement
               assets over
               $300 million

-------------------------------------------------------------------------------------------

                                       A1-1

                                  APPENDIX A2

                        PORTFOLIO MANAGEMENT AGREEMENTS

----------------------------------------------------------------------------------------
                                                          DESCRIPTION OF   DATE OF LAST
                                                          BOARD ACTION     SUBMISSION OF
                                                          REGARDING        CURRENT
                                                          CURRENT          PORTFOLIO
                                                          PORTFOLIO        MANAGEMENT
                                                          MANAGEMENT       AGREEMENT FOR
               PORTFOLIO                                  AGREEMENT SINCE  SHAREHOLDER
               MANAGEMENT FEE                             BEGINNING OF     APPROVAL AND
               RATE            DATE OF CURRENT PORTFOLIO  FUND'S LAST      REASON FOR
NAME OF FUND   SCHEDULE(1)     MANAGEMENT AGREEMENT       FISCAL YEAR      SUBMISSION
----------------------------------------------------------------------------------------
 Liberty All-  The following   Mastrapasqua &             On May 9, 2001,  Mastrapasqua
 Star Equity   rates apply to  Associates, Inc. --        the Trustees     & Associates,
 Fund          Portfolio       November 1, 2000;          approved the     Inc. -- April
               Manager's       TCW Investment Management  Current          18, 2001;
               portion of      Company -- November 1,     Portfolio        TCW
               average net     1999;                      Management       Investment
               assets of the   Boston Partners Asset      Agreements.      Management
               Fund: 0.40% up  Management, L.P. -- May                     Company --
               to $400         11, 1998;                                   April 19,
               million; 0.36%  Westwood Management                         2000;
               over $400       Corporation -- November                     Boston
               million up to   3, 1997;                                    Partners
               $800 million;   Oppenheimer Capital --                      Asset
               0.324% over     May 5, 2000                                 Management,
               $800 million                                                L.P. -- April
               to $1.2                                                     21, 1999;
               billion;                                                    Westwood
               0.292% over                                                 Management
               $1.2 billion                                                Corporation
                                                                           --April 22,
                                                                           1998;
                                                                           Oppenheimer
                                                                           Capital --
                                                                           April 19,
                                                                           2000
----------------------------------------------------------------------------------------
 Liberty All-  The following   TCW Investment Management  On May 9, 2001,  TCW
 Star Growth   rates apply to  Company -- May 1, 2000;    the Directors    Investment
 Fund, Inc.    Portfolio       M.A. Weatherbie & Co.,     approved the     Management
               Manager's       Inc. -- May 1, 1999;       Current          Company --
               portion of      William Blair & Co., LLC   Portfolio        April 18,
               average net     -- August 1, 1998          Management       2001;
               assets of the                              Agreements       M.A.
               Fund: 0.40% up                                              Weatherbie &
               to $300                                                     Co., Inc. --
               million; 0.36%                                              April 19,
               over $300                                                   2000;
               million                                                     William Blair
                                                                           & Co., LLC --
                                                                           April 16,
                                                                           1997
----------------------------------------------------------------------------------------

(1) The Fund Manager is solely responsible for paying the Portfolio Management Fee to the Portfolio Managers from the fees it collects from the Funds.

                                       A2-1

                                  APPENDIX B1

         FORM OF INVESTMENT ADVISORY AGREEMENT FOR ALL-STAR EQUITY FUND

                           FUND MANAGEMENT AGREEMENT

FUND MANAGEMENT AGREEMENT dated [         ], 2001, between Liberty ALL-STAR
Equity Fund, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Company"), and Liberty Asset Management Company, a corporation organized under the laws of the State of Delaware ("Manager").

WHEREAS the Company has been organized by the Manager and will operate as an investment company registered under the Investment Company Act of 1940 ("Investment Company Act") for the purpose of investing and reinvesting its assets in securities pursuant to the investment objectives, policies and restrictions set forth in its Declaration of Trust, its By-Laws and its Registration Statement under the Investment Company Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Company desires to avail itself of the services, information, advice, assistance and facilities of the Manager and to have the Manager provide or perform for it various administrative, management and other services; and

WHEREAS the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and desires to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Company and the Manager agree as follows:

1. Employment of the Manager. The Company hereby employs the Manager to manage the investment and reinvestment of the Company's assets in the manner set forth in Section 2(B) of this Agreement, to administer its business and administrative operations as set forth in Section 2(A) of this Agreement, and to provide the other services set forth in Section 2 of this Agreement, subject to the direction of the Trustees and the officers of the Company, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

                                       B1-1

2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Corporate Management and Administrative Services.

(1) The Manager shall furnish to the Company adequate (a) office space, which may be space within the offices of the Manager or in such other place as may be agreed Upon from time to time, and (b) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Company, including complying with the securities, tax and other reporting requirements of the United States and the various states in which the Company does business, conducting correspondence and other communications with the shareholders of the Company, and maintaining or supervising the maintenance of all internal bookkeeping, accounting and auditing services and records in connection with the Company's investment and business activities. The Company agrees that its shareholder servicing and record keeping, transfer agency and dividend disbursing services and certain of its fund accounting and record keeping services, the computing of net asset value and the preparation of certain of its records required by Section 31 of the Investment Company Act and the Rules thereunder are to be performed by Company's transfer and dividend disbursing agent, custodian, Portfolio Managers (as defined in paragraph 2(B)(3)) or other service providers, and that with respect to these services Manager's obligations under this
     Section 2(A) are supervisory in nature only.

(2) The Manager shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in subparagraph 2(A)(1), and shall bear the expense of providing such services, except as may otherwise be provided in Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Company who are officers or employees of the Manager.

B.  Investment Management Services.

(1) The Manager shall have overall supervisory responsibility for the general management and investment of the Company's assets and

                                       B1-2
     securities portfolio subject to and in accordance with the investment objectives and policies of the Company, and any directions which the Company's Trustees may issue to the Manager from time to time.

(2) The Manager shall provide overall investment programs and strategies for the Company, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

(3) The Company intends to appoint one or more persons or companies ("Portfolio Managers"), each such Portfolio Manager to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Company's assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, all within the Company's investment objectives, policies and restrictions, and the Company will take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Company. The Manager shall advise the Trustees of the Company which Portfolio Managers the Manager believes are best suited to invest the assets of the Company; shall monitor and evaluate the investment performance of each Portfolio Manager employed by the Company; shall allocate and reallocate the portion of the Company's assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when appropriate; and shall coordinate the investment activities of the Portfolio Managers to ensure compliance with the Company's investment policies and restrictions and applicable laws, including the Investment Company Act and the Internal Revenue Code of 1986.

(4) The Manager shall render regular reports to the Company, at regular meetings of the Trustees, of, among other things, the decisions which it has made with respect to the allocation of the Company's assets among Portfolio Managers.

C. Provision of Information Necessary for Preparation of Securities Registration Statements. Amendments and Other Materials.

                                       B1-3

The Manager will make available and provide financial, accounting and statistical information concerning the Manager required by the Company in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Company may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Company's shares.

D.  Other Obligations and Services.

(l) The Manager shall make available its officers and employees to the Trustees and officers of the Company for consultation and discussions regarding the administration and management of the Company and its investment activities.

(2) The Manager will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Company with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the President or a Vice President of the Manager shall certify to the Company that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Manager's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Company, the Manager shall permit the Company, its employees or its agents to examine the reports required to be made by the Manager by Rule 17j-1(c)(1).

3. Execution and Allocation of Portfolio Brokerage Commissions. The Portfolio Managers, subject to and in accordance with any directions the Company may issue from time to time, shall place, in the name of the Company, orders for the execution of the Company's portfolio transactions. When placing such orders, the obligation of the Portfolio Managers shall be as provided in paragraph 5 of the form of Portfolio Management Agreement filed as Exhibit 6(b) to the Company's initial Registration Statement under the Investment Company Act and the Securities Act of 1933, a copy of which paragraph 5 is attached hereto as Exhibit A. The Manager will oversee the placement of orders by Portfolio Managers in accordance with paragraph 5 of their respective Portfolio Management Agreements and will render regular reports to the Company of the total brokerage business placed on behalf of the Company by the Portfolio

                                       B1-4

Managers and the manner in which such brokerage business has been allocated.

4. Expenses of the company. It is understood that the Company will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Company shall include:

A.  Fees of the Manager;

B.  Expenses of all audits by independent public accountants;

C. Expenses of transfer agent, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Manager for such services);

D. Expenses of custodial services including fund accounting and record keeping services provided by the Custodian;

E. Expenses of obtaining quotations for calculating the value of the Company's net assets;

F. Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Manager or any of its affiliates;

G. Taxes levied against the Company and the expenses of preparing tax returns and reports;

H. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Company;

I.  Organizational and offering expenses;

J.  Costs, including the interest expense, of borrowing money;

K. Costs and/or fees incident to Trustee and shareholder meetings of the Company, the preparation and mailings of proxy material, prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Company's legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the Company's shares on stock exchanges, and the registration of shares with federal and state securities authorities;

L. Legal fees and expenses (including reasonable fees for legal services rendered by the Manager or its affiliates), including the legal fees related to the registration and continued qualification of the Company's shares for sale;

                                       B1-5

M.  Costs of printing stock certificates representing shares of the Company;

N. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

O. Its pro rata portion of the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance premiums;

P. Fees payable to federal and state authorities in connection with the registration of the Company's shares.

5.  Activities and Affiliates of the Manager.

A. The services of the Manager to the Company hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Company's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Company more favorable or preferential treatment vis-a-vis its other clients.

B. Subject to and in accordance with the Declaration of Trust and By-Laws of the Company and to Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Company are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Company as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Company as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act.

6. Fees for Services: Compensation of Portfolio Managers. The compensation of the Manager for its services under this Agreement shall be calculated and paid by the Fund in accordance with the attached Exhibit B. The Manager will compensate the Portfolio Managers as provided in Exhibit B.

                                       B1-6

7.  Liabilities of the Manager.

A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Company, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

8.  Renewal and Termination.

A.  This Agreement shall continue in effect until [       ] and shall continue
    until [       ], and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Company's Board of Trustees or (ii) a vote of a "majority" (as defined in the Investment Company Act) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

B.  This Agreement:

(a) may at any time be terminated without the payment of any penalty either by vote of the Trustees of the Company or by vote of a majority of the outstanding voting securities of the Company, on sixty (60) days' written notice to the Manager;

(b) shall immediately terminate in the event of its assignment (as that term is defined in the Investment Company Act); and

(c) may be terminated by the Manager on sixty (60) days' written notice to the Company.

C. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

                                       B1-7

9. No Personal Liability. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Company, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty ALL-STAR Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Company shall be held to any personal liability hereunder or in connection with the affairs of the Company, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Manager nor any of its officers, directors, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Company or of any successor of the Company, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Company.

10. Use of Name. The Company may use the name "Liberty All-Star" or a similar name only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as investment adviser. If this Agreement is no longer in effect, the Company (to the extent it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager. The Trust acknowledges that the Manager may grant the non-exclusive right to use the name "Liberty All-Star" to any other corporation or entity, including but not limited to any investment company of which the Manager or any subsidiary or affiliate thereof or any successor to the business or any thereof shall be an investment advisor.

11. Termination of Fund Management Agreement dated May 15, 1987, and amended August 1, 1997. Upon execution of this Agreement on behalf of the Company and the Manager, the existing Fund Management Agreement dated May 15, 1987, and amended August 1, 1997, shall terminate.

                                       B1-8

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

LIBERTY ALL-STAR EQUITY FUND
SEAL
ATTEST                          By:
                                ---------------------------
                                Title:
                                -------------------------

LIBERTY ASSET MANAGEMENT COMPANY
SEAL
ATTEST                          By:
                                ---------------------------
                                Title:
                                -------------------------

                                       B1-9

                                   EXHIBIT A

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. The Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

                                      B1-10

                                   EXHIBIT B
                                  MANAGER FEE

For the corporate management and administrative services provided to the Company pursuant to Section 2(A) of this Agreement, the Company will pay to the Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of l/12th of the following percentages of the average of the net asset values of the Company as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month: 0.20% of the first $400 million of such average net asset value; 0.18% of such average net asset value exceeding $400 million up to and including $800 million; 0.162% of such average net asset value exceeding $800 million up to and including $1.2 billion; and 0.146% of such average net asset value exceeding $1.2 billion.

For the investment management services provided to the Company pursuant to
Section 2(B) of this Agreement, the Company will pay to the Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of l/12th of the following percentages of the average of the net asset values of the Company as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month: 0.80% of the first $400 million of such average net asset value; 0.72% of such average net asset value exceeding $400 million up to and including $800 million; 0.648% of such average net asset value exceeding $800 million up to and including $1.2 billion; and 0.584% of such average net asset value exceeding $1.2 billion.

Pursuant to Section 6 of this Agreement, the Manager will pay each Portfolio Manager a monthly fee in the amount of l/12th of 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage times such average net asset values of the Company on the foregoing dates up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times such average net asset value exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times such average net asset value exceeding $800 million up to and including $1.2 billion; and 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times such average net asset value exceeding $1.2 billion.

                                      B1-11

"Portfolio Manager's Percentage" means the percentage obtained by dividing the average of the net asset values on the foregoing dates of the portion of the portfolio assets of the Company assigned to that Portfolio Manager by the average of the net asset values on such dates of the Company as a whole.

The foregoing fees shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                                      B1-12

         FORM OF INVESTMENT ADVISORY AGREEMENT FOR ALL-STAR GROWTH FUND

                           FUND MANAGEMENT AGREEMENT

    FUND MANAGEMENT AGREEMENT dated [         ], 2001 between Liberty All-Star
Growth Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), and Liberty Asset Management Company, a corporation organized under the laws of the State of Delaware (the "Manager").

    WHEREAS, the Company desires to employ the Manager (i) to provide certain administrative services as described herein to the Company, and (ii) to provide investment management services as described herein in accordance with the Company's investment objective and policies as stated in the Company's Registration Statement, as from time to time in effect, under the Investment Company Act of 1940 (the "Investment Company Act") and in conformity with the Company's Articles of Incorporation and the Investment Company Act, as the same may from time to time be amended.

    WHEREAS the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and desires to provide services to the Company in consideration of and on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, the Company and the Manager agree as follows:

    1. Employment of the Manager. The Company hereby employs the Manager to administer its business and administrative operations as set forth in Section 2(A) of this Agreement, and to manage the investment and reinvestment of the Company's assets as set forth in Section 2(B) below, all subject to the direction of the Board of Directors of the Company, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

                                      B1-13

    2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

    A. Administrative Services

    (1) The Manager shall provide, either directly or through an affiliate, general administrative services and oversee the operations of the Company ("Administrative Services"). The Administrative Services shall not include custodial, transfer agency, or pricing and bookkeeping services, but shall include, without limitation:

        (i) the maintenance of the Company's offices within the Manager's offices in Boston, Massachusetts and the maintenance of the corporate books and records of the Company, other than the books and records maintained by the transfer agent, the custodian or the fund accountant of the Company, and making arrangements for the meetings of the Directors of the Company, including the preparation of agendas and supporting materials therefor;

        (ii) the preparation of such financial information as is reasonably necessary for reports to shareholders of the Company, reports to the Board of Directors and the officers of the Company, and reports of the Company to the Securities and Exchange Commission, the Internal Revenue Service and other Federal and state regulatory agencies;

        (iii) the provision of such advice that may be reasonably necessary properly to account for the Company's financial transactions and to maintain the Company's accounting procedures and records so as to insure compliance with generally accepted accounting and tax practices and rules;

        (iv) the monitoring of the preparation and maintenance by the Company's custodian or other agents of all records that may be reasonably required in connection with the audit performed by the Company's independent auditors, the Securities and Exchange Commission, the Internal Revenue Service or other Federal or state regulatory agencies;

        (v) the preparation of communications and reports to shareholders of the Company and making arrangements for meetings of such shareholders;

                                      B1-14

        (vi) the preparation and filing of all reports and all updating and other amendments to the Company's registration statements necessary to maintain the registration of the Company under the 1940 Act and the listing of its common stock on the New York Stock Exchange;

        (vii)  the preparation of the Company's tax returns;

        (viii) the periodic computation, and reporting as necessary to the Directors of the Company, of the Company's compliance with its investment objective, policies and restrictions and the portfolio diversification and other portfolio requirements of the Investment Company Act and the Internal Revenue Code of 1986, as amended (the "Code"); and

        (ix) the negotiation of agreements or other arrangements with, and general oversight and coordination of, agents and others retained by the Company to provide custodial, transfer agency, net asset value computation, portfolio accounting, legal, tax and accounting services.

    (2) The Manager will permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, Directors, members of any committee of the Board of Directors, members of any advisory board, or members of any other committee of the Company, without remuneration or other cost to the Company.

    B. Investment Management Services.

        (1) The Manager shall have overall supervisory responsibility for the general management and investment of the Company's assets, subject to and in accordance with the investment objectives and policies of the Company, and any directions which the Board of Directors of the Company may issue to the Manager from time to time.

        (2) The Manager shall provide overall investment programs and strategies with respect to the Company's assets, shall revise such programs as necessary and shall monitor and report periodically to the Board of Directors of the Company concerning the implementation of the programs.

        (3) The Company intends to appoint one or more persons or companies ("Portfolio Managers"), each such Portfolio Manager to

                                      B1-15
    have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Company's assets assigned to that Portfolio Manager by the Manager and the purchase and sale of portfolio securities with those assets, all within the Company's investment objectives, policies and restrictions, and the Company will take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Company. The Manager shall advise the Board of Directors of the Company which Portfolio Managers the Manager believes are best suited to invest the Company's assets; shall monitor and evaluate the investment performance of each Portfolio Manager employed by the Company; shall allocate and reallocate from time to time, in its discretion, the portion of the Company's assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when appropriate; and shall coordinate the investment activities of the Portfolio Managers to ensure compliance with the Company's investment policies and restrictions and applicable laws, including the Investment Company Act and the Code.

        (4) The Manager shall render regular reports to the Company, at regular meetings of the Board of Directors, of, among other things, the decisions which it has made with respect to the allocation of the Company's assets among Portfolio Managers.

    3. Allocation of Expenses

    (1) Expenses paid by the Manager. The Manager shall at its own expense furnish or provide and pay the cost of such office space, office equipment, personnel and office services as the Manager requires for the performance of its administrative and investment management services hereunder. The Manager shall not be obligated to bear any other expenses incidental to the operations or business of the Company, and the payment or assumption by the Manager of any expense of the Company that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense on any subsequent occasion.

    (2) Expenses paid by the Company. The Company shall pay all expenses incurred in the operation of the Company including, among

                                      B1-16
other things, expenses for legal and auditing services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, Securities and Exchange Commission fees, fees and expenses of Directors of the Company who are not "affiliated persons" (as defined in the Investment Company Act) of the Manager, any other investment adviser of the Company, or any of their affiliated persons, accounting and pricing costs, membership fees in trade associations, insurance, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Company's shares for sale in various states, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Company.

    4. Activities and Affiliates of the Manager.

        A. The services of the Manager to the Company hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Company's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Company more favorable or preferential treatment vis-a-vis its other clients.

        B. Subject to and in accordance with the Articles of Incorporation and By-Laws of the Company and to Section 10(a) of the Investment Company Act, it is understood that Directors, officers, agents and shareholders of the Company may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Company as Directors, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Company as shareholders or otherwise; and that the effect of any such interests shall be governed by the Investment Company Act.

    5. Fees for Services: Compensation of Portfolio Managers. The compensation of the Manager for its services under this Agreement shall be calculated and paid by the Fund in accordance with the Exhibit I attached hereto. The Manager will compensate the Portfolio Managers as provided in Exhibit I.

                                      B1-17

    6. Liabilities of the Manager.

        A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

        B. No provision of this Agreement shall be construed to protect any Director or officer of the Company, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

    7. Renewal and Termination.

        A. This Agreement shall continue in effect until [         ], and shall
    continue until [       ] and from year to year thereafter provided such
    continuance is specifically approved at least annually by (i) the Company's Board of Directors or (ii) a vote of a "majority" (as defined in the Investment Company Act) of the Company's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

        B. This Agreement:

             (a) may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company, on sixty (60) days' written notice to the Manager;

             (b) shall immediately terminate in the event of its assignment (as that term is defined in the Investment Company Act); and

                                      B1-18

             (c) may be terminated by the Manager on sixty (60) days' written notice to the Company.

        C. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid to the other party to this Agreement at its principal place of business.

    8. Use of Name. The Company may use the name "Liberty All-Star" only so long as this Agreement remains in effect. If this Agreement is no longer in effect, the Company (to the extent it lawfully can) shall cease using such name or any other name indicating that it is advised by or otherwise connected with the Manager. The Manager may grant the non-exclusive right to use the name "Liberty All-Star" to any other entity, including any other investment company of which the Manager or any of its affiliates is the investment adviser or distributor.

    9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    10. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    11. Prior Agreement Superceded. This Agreement supercedes and replaces the Fund Management Agreement dated August 1, 1998 between the Company and the Manager.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                  LIBERTY ALL-STAR GROWTH FUND, INC.

                  By:
                   Title:

                  LIBERTY ASSET MANAGEMENT COMPANY

                  By:
                   Title:

                                      B1-19

                                   EXHIBIT I

                                  MANAGER FEE

    (A)  For the Administrative Services provided to the Company pursuant to
Section 2(A) of this Agreement, the Company will pay to the Manager, on the first business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

             .05% (.20% annually) of the average weekly net assets of the Company up to and including $300 million; and

             .045% (.18% annually) of the average weekly net assets of the Company exceeding $300 million;

    (B) For the investment management services provided to the Company pursuant to Section 2(B) of this Agreement, the Company will pay to the Manager, on the first business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

             .20% (.80% annually) of the average weekly net assets of the Company up to and including $300 million; and

             .18% (.72% annually) of the average weekly net assets of the Company exceeding $300 million.

    (C) Pursuant to Section 5 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

             .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Company up to and including $300 million; and

             .09% (.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Company exceeding $300 million.

    Each quarterly payment set forth above shall be based on the average weekly net assets of the Company during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement

                                      B1-20
was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Company's net assets will be computed at the times and in the manner specified in the Company's Registration Statement under the Investment Company Act as from time to time in effect.

    "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets of that portion of the Company's assets assigned to that Portfolio Manager by the total of the Company's average weekly net assets.

                                      B1-21

                                  APPENDIX B2

                     FORM OF PORTFOLIO MANAGEMENT AGREEMENT

NOTE: THE BRACKETED TEXT APPEARS ONLY IN THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE GROWTH FUND AND TCW INVESTMENT MANAGEMENT COMPANY, AND BETWEEN THE EQUITY FUND AND MASTRAPASQUA & ASSOCIATES, INC. THE ITALICIZED TEXT ONLY APPEARS IN THE PORTFOLIO MANAGEMENT AGREEMENTS BETWEEN GROWTH FUND AND WILLIAM BLAIR & COMPANY, LLC AND M.A. WEATHERBIE & CO., INC. AND BETWEEN EQUITY FUND AND OPPENHEIMER CAPITAL, BOSTON PARTNERS ASSET MANAGEMENT, L.P., WESTWOOD MANAGEMENT CORP. AND TCW INVESTMENT MANAGEMENT COMPANY.

                         PORTFOLIO MANAGEMENT AGREEMENT

                             [              ], 2001

[PORTFOLIO MANAGER]
[ADDRESS]

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star [              ] Fund (the "Fund") is a diversified
closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

    Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

    1. Employment as a Portfolio Manager.  The Fund being duly authorized hereby
employs [         ] (the "Portfolio Manager") as a discretionary portfolio
manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among

                                       B2-1
the Portfolio Manager and the other portfolio managers of the Fund's assets.

    2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

    3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of [Trustees/Directors] of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

    4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio

                                       B2-2

Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

        A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

        B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

                                       B2-3

        C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with [itself or any] broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund [except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees/Directors from time to time]. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

    6. Proxies. The Portfolio Manager [Fund] will vote [or direct the voting of] all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager [Fund] Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager. [in accordance with authorization provided by the Fund Manager from time to time.]

    7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, [members,] officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion,

                                       B2-4
investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

    10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether

                                       B2-5
an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

    12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

        A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

        B. The Fund will [has] deliver[ed] to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information [such instructions governing the investment of the Portfolio Manager Account] as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

        [C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti-fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.]

    13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

        A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

        B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

                                       B2-6

        C. It will adopt [and maintain] a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act [and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics]. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify [annually] to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation [during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule 17j-1(c)(l)].

        D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

        E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this

                                       B2-7

    Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

    14. Amendment. This Agreement may be amended at any time, but [(except for Schedules A and B which may be amended by the Fund Manager acting alone)] only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

    15. Effective Date; Term.  This Agreement shall continue until [         ]
and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of [Trustees/Directors] or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of [Trustees/Directors] who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and provided further that, in accordance with the conditions of the application of the Fund and Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by such "majority" of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

    16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice

                                       B2-8
to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

[IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.]

                        LIBERTY ALL-STAR [         ] FUND

                        By:
                         Title:  Secretary

                        LIBERTY ASSET MANAGEMENT COMPANY

                        By:
                         Title:  President and Chief Executive Officer

ACCEPTED:

[PORTFOLIO MANAGER]

By:
 Title:

                                       B2-9

[PORTFOLIO MANAGER]

By:
 Title:

                     A.  Operational Procedures For Portfolio
                          Transactions [omitted]
SCHEDULES:
                     B.  Record Keeping Requirements
                     C.  Fee Schedule

                                      B2-10

                      LIBERTY ALL-STAR [            ] FUND

                         PORTFOLIO MANAGEMENT AGREEMENT
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A.  The name of the broker;

    B. The terms and conditions of the order and of any modifications or cancellation thereof;

    C.  The time of entry or cancellation;

    D.  The price at which executed;

    E.  The time of receipt of a report of execution; and

    F.  The name of the person who placed the order on behalf of the Fund.

2.  (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
    (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A.  Shall include the consideration given to:

         (i)  The sale of shares of the Fund by brokers or dealers.

         (ii)  The supplying of services or benefits by brokers or dealers to:

               (a)  The Fund;

               (b)  The Manager (Liberty Asset Management Company);

               (c)  The Portfolio Manager; and

               (d)  Any person other than the foregoing.

         (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

                                      B2-11

    B.  Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
    Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

------------------------
(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                      B2-12

                                   SCHEDULE C

                             PORTFOLIO MANAGER FEE

    For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly
fee for the previous calendar month in the amount of 1/12(th) of: [    ]% of the
amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter
defined) up to $[    ] million; [    ]% of the amount obtained by multiplying
the Portfolio Manager's Percentage times the Average Total Fund Net Assets
exceeding $[    ] million up to and including $[    ] million; [    ]% of the
amount obtained by multiplying the Portfolio Manager's Percentage times the
Average Total Fund Net Assets exceeding $[    ] million up to and including
$[    ] billion; [    ]% of the amount obtained by multiplying the Portfolio
Manager's Percentage times the Average Total Fund Net Assets exceeding $[    ]
billion.

         "Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

         "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

         The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                                      B2-13

                                   APPENDIX C

             CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE FUND MANAGER

    The Fund Manager acts as investment advisor to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           FUND MANAGER'S
  FUND/FUND                                                                                               RELATIONSHIP TO
 MANAGER OR    OTHER FUND(S)  NET ASSETS OF                                                               OTHER FUND (FUND
  PORTFOLIO    WITH SIMILAR   OTHER FUNDS AT                                                                 MANAGER OR
   MANAGER      OBJECTIVES     MAY 31, 2001                          FEE RATE(1)                         PORTFOLIO MANAGER)
---------------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
Westwood       Gabelli        $306 million    As compensation for its advisory and administrative        Portfolio Manager
               Westwood                       services under the Advisory Agreement for the Equity
               Equity Fund                    Fund, the Advisor is paid a monthly fee based upon the
                                              average daily net asset value of the fund of 1%. Under
                                              the Sub-Advisory agreement the Advisor pays Westwood out
                                              of its advisory fees with respect to the funds, a fee
                                              computed daily and payable monthly in an amount equal on
                                              an annualized basis to the greater of (i) $150,000 per
                                              year on an aggregate basis for the Funds or (ii) 35% of
                                              the net revenues to the Advisor from the funds.
Mastrapasqua   Touchstone     $171 million    50 bps -- Next $50MM                                       Portfolio Manager
               Growth Value                   40 bps -- Next $100MM
               Fund                           35 bps -- Over 200MM

---------------

(1) [Disclose in footnotes the details of any fee waiver or expense reduction currently in effect.]

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FUND MANAGER'S
  FUND/FUND                                                                                            RELATIONSHIP TO
 MANAGER OR    OTHER FUND(S)  NET ASSETS OF                                                            OTHER FUND (FUND
  PORTFOLIO    WITH SIMILAR   OTHER FUNDS AT                                                              MANAGER OR
   MANAGER      OBJECTIVES     MAY 31, 2001                        FEE RATE(1)                        PORTFOLIO MANAGER)
------------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
Oppenheimer    Oppenheimer    $1.1 billion    0.40% on the first $344 million                         Portfolio Manager
               Quest Value                    0.30% on the next $56 million
               Fund                           0.27% on the next $400 million
                                              0.255% on the next $3.2 billion
                                              0.24% on the next $4 billion
                                              0.225% on everything over $8 billion
Oppenheimer    OCC            $98.6 million   0.80% on the first $400 million                         Portfolio Manager
               Accumulation                   0.75% on the next $400 million
               Trust Equity                   0.70% on everything over $800 million

---------------
(1) [Disclose in footnotes the details of any fee waiver or expense reduction currently in effect.]

                                   APPENDIX D

                              BROKERAGE PRACTICES

                              BROKERAGE PRACTICES

    The following is a summary of the brokerage practices of the Fund Manager and Portfolio Managers:

PORTFOLIO TRANSACTIONS AND BROKERAGE

    Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

    The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

    In addition, under their portfolio management agreements with the Fund and Liberty Asset Management, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and Liberty Asset Management may request them to consider) brokers or dealers that provide to Liberty Asset Management, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data;

                                       D1-1
computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to Liberty Asset Management include performance and other qualitative and quantitative data relating to investment managers in general and the Fund's Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by Liberty Asset Management in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by Liberty Asset Management in connection with its management of its Liberty All-Star Funds. In instances where Liberty Asset Management receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, Liberty Asset Management makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

    Liberty Asset Management from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amount of the Fund's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to Liberty Asset Management and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

    Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's

                                       D1-2
commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During 2000, no Fund portfolio transactions were placed with any Portfolio Manager or its broker-dealer affiliate.

    On February 15, 2000, the SEC issued the Fund exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act of 1940 to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to, portion(s) of the Fund advised by another Portfolio Manager and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund.

                                       D1-3

                                   APPENDIX E

       COMPENSATION PAYABLE BY A FUND TO THE FUND MANAGER AND AFFILIATES
                        FOR EACH FUND'S LAST FISCAL YEAR
                                 (IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      BROKERAGE
                                                                                     FEES FOR       DISTRIBUTION     COMMISSIONS
                                                                    TRANSFER         PRICING,           AND           ON FUND'S
                                                                   AGENCY AND      BOOKKEEPING      SHAREHOLDER       PORTFOLIO
                                                ADMINISTRATIVE    SHAREHOLDER     AND ACCOUNTING     SERVICING       TRANSACTIONS
                                   ADVISORY      FEES PAID TO    SERVICING FEES   SERVICES PAID     (12B-1) FEES     PAID TO FUND
                                  FEE PAID TO        FUND         PAID TO FUND       TO FUND        PAID TO FUND      MANAGER'S
                                     FUND         MANAGER'S        MANAGER'S        MANAGER'S        MANAGER'S        BROKERAGE
          NAME OF FUND              MANAGER       AFFILIATES       AFFILIATES       AFFILIATES       AFFILIATES       AFFILIATES
----------------------------------------------------------------------------------------------------------------------------------
 Liberty All-Star Equity Fund     $  9,805          2,452              0               283               0                0
----------------------------------------------------------------------------------------------------------------------------------
 Liberty All-Star Growth Fund,    $  1,732           433               0                69               0                0
  Inc.
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------  --------------

                                  PERCENTAGE OF
                                   FUND'S TOTAL
                                    BROKERAGE
                                   COMMISSIONS
                                   PAID TO FUND
                                    MANAGER'S
                                    BROKERAGE
          NAME OF FUND              AFFILIATES
--------------------------------  --------------
 Liberty All-Star Equity Fund           0
---------------------------------------------------------------
 Liberty All-Star Growth Fund,          0
  Inc.
------------------------------------------------------------------------------

                                       E1-1

                                   APPENDIX F

                    SHARES OUTSTANDING AND ENTITLED TO VOTE

    The Funds' shares entitled to vote at the Meeting, the number of shares outstanding as of July 16, 2001 was as follows:

--------------------------------------------------------------------
                                   NUMBER OF SHARES OUTSTANDING AND
          NAME OF FUND                     ENTITLED TO VOTE
--------------------------------------------------------------------
 Liberty All-Star Equity Fund
--------------------------------------------------------------------
 Liberty All-Star Growth Fund,
  Inc.
--------------------------------------------------------------------

OWNERSHIP OF SHARES

    As of July 16, 2001, the Boards believe that the Board members and officers of the Funds, as a group, owned less than one percent of the shares of each Fund. As of July 16, 2001, the following persons owned of record or beneficially 5% or more of each Fund's shares:

-----------------------------------------------------------------
                                                PERCENTAGE OF
                       SHARES BENEFICIALLY       OUTSTANDING
        FUND                  OWNED         SHARES OF CLASS OWNED
-----------------------------------------------------------------
[name and address of        [       ]            [       ]
  beneficial owner.]*
          **
-----------------------------------------------------------------

---------------
* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

                                       F1-1

                              PLEASE VOTE PROMPTLY
                        *********************************





Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo, William R. Parmentier, Jr. and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of

Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF DIRECTORS UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[Liberty Logo]  LIBERTY


[List of funds]




THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1.   Proposal to approve a new investment advisory agreement.

For         Against          Abstain

[X]          [X]               [X]


2.   Proposal to approve new portfolio management agreements.

For         Against          Abstain

[X]          [X]               [X]

[Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Nominees Except as Noted" box and strike a line through the name(s) of the nominees. Your shares will be voted for the remaining nominee(s).

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT
                              [ ]

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                  Date________________

_____________________   ___________________
Shareholder sign here   Co-owner sign here

                                PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo, William R. Parmentier, Jr. and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of

Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[Liberty Logo]  LIBERTY


[List of funds]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1.   Proposal to approve a new investment advisory agreement.

For         Against          Abstain

[X]          [X]               [X]


2.   Proposal to approve new portfolio management agreements.

For         Against          Abstain

[X]          [X]               [X]

[Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Nominees Except as Noted" box and strike a line through the name(s) of the nominees. Your shares will be voted for the remaining nominee(s).

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT

                              [ ]

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                  Date________________

_____________________   ___________________
Shareholder sign here   Co-owner sign here